Exhibit 99.1350CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT

      I, Robert C. Doll, Jr., Chief Executive Officer of FAM Variable Series Funds, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: February 21, 2006

                                                 /s/ Donald C. Burke
                                                 -------------------------------
                                                 Donald C. Burke,
                                                 Chief Executive Officer of
                                                 FAM Variable Series Funds, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to FAM Variable Series Funds, Inc. and will be retained by FAM Variable Series Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT

      I, Donald C. Burke, Chief Financial Officer of FAM Variable Series Funds, Inc. (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: February 21, 2006

                                                 /s/ Robert C. Doll, Jr.
                                                 -------------------------------
                                                 Robert C. Doll, Jr.,
                                                 Chief Financial Officer of
                                                 FAM Variable Series Funds, Inc.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to FAM Variable Series Funds, Inc. and will be retained by FAM Variable Series Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.